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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Imagenetix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMAGENETIX, INC.
16935 West Bernardo Drive, Suite 101
San Diego, California 92127

PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 27, 2004

To the shareholders of Imagenetix, Inc.:

        The Annual Meeting of the shareholders of Imagenetix, Inc. will be held at our executive offices located at 16935 West Bernardo Drive, Suite 101, San Diego, California 92127, at 11:00 A.M. on October 27, 2004, or at any adjournment or postponement thereof, for the following purposes:

  1.
  To elect three directors of the company.

  2.
  To increase the number of shares issuable under our stock option plan from 800,000 shares to 1,500,000 shares.

  3.
  To transact such other business as may properly come before the meeting.

        Details relating to the above matters are set forth in the attached Proxy Statement. All of our shareholders of record as of the close of business on September 8, 2004 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

        All shareholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy. A reply card is enclosed for your convenience. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
William P. Spencer Chief Executive Officer

September 15, 2004

PROXY STATEMENT

IMAGENETIX, INC.
16935 West Bernardo Drive, Suite 101
San Diego, California 92127
Telephone: (800) 323-1688

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 27, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Imagenetix, Inc. (the "Company," "we," or "us"), a Nevada corporation, of no par value common stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 11:00 A.M. on October 27, 2004, or at any adjournment or postponement thereof. We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about September 15, 2004. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named and for increasing the shares authorized for issuance under our stock option plan. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve any other proposed matters.

        Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

        All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

        The close of business on September 8, 2004 has been fixed by our Board of Directors as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 8,722,152 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information with respect to the ownership of our Common Stock as of the record date, by (i) each person who is known by us to own of record or beneficially more than 5% of our Common Stock, (ii) each of our directors and (iii) all officers and directors as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock. Shareholdings include shares held by family members and shares issuable under stock options exercisable within 60 days from the date hereof. The addresses of the individuals listed below are in the Company's care at 16935 West Bernardo Drive, Suite 101, San Diego, California 92127.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)(2)	Percent of Ownership Before Offering
William P. and Debra L. Spencer(3)	3,040,000	22.7%
Barry S. King	0	0.0%
Gary J. McAdam(4)	2,741,483	20.7%
James Scibelli(5)	873,000	6.5%
All officers and directors as a group (4 persons)	3,345,000	24.6%

(1)
Reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

(2)
Includes stock options and common stock purchase warrants exercisable within 60 days from the date hereof.

(3)
Comprised of 2,790,000 shares and 250,000 stock options. William P. and Debra Spencer are husband and wife and are deemed to share beneficial ownership of these shares and options.

(4)
Comprised of 1,435,557 shares and 1,305,422 common stock purchase warrants, all of which are owned by entities controlled by Mr. McAdam.

(5)
Includes 305,000 shares and 568,000 common stock purchase warrants, all of which are owned by entities controlled by Mr. Scibelli.

ELECTION OF DIRECTORS

        At the Annual Meeting, our shareholders will elect three directors. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as our nominees for directors. All of the nominees are presently members of the Board of Directors and their names and biographical information are set forth below. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as our Board of Directors may recommend. The table below also includes biographical information concerning our executive officers.

Name	Age	Position
William P. Spencer	52	Chief Executive Officer, Chief Financial Officer, President and Director
Debra L. Spencer	52	Secretary and Director
Patrick S. Millsap	51	Vice President—Marketing
Derek C. Boosey	62	Vice President—International
Barry S. King	59	Director

The business experience of each of our executive officers and directors is set forth below.

        William P. Spencer has served as our president since January 1999. From January 1986 until December 1996, he served as chief operating officer, chief financial officer, and executive vice- president of Natural Alternatives International, Inc., a company engaged in the formulation and production of encapsulated vitamins and nutrients. He was president of NAI from December 1996 until October 1998 and was a director from January 1986 until October 1998. From 1976 to 1988, he was a regional vice president for San Diego Trust and Savings Bank. Mr. Spencer earned a B.S. degree in finance and an MBA degree from San Diego State University.

        Debra L. Spencer has served as our secretary and treasurer since March of 1999. Her responsibilities also include product label copy and graphic design in compliance with FDA regulations as well as developing marketing materials for our private label products. From 1970 to 1981 she was an Executive Assistant to the Vice President of a local San Diego bank. She was a homemaker from 1981 to 1987. From 1987 to 1993, she served as vice president, secretary and treasurer for Vitamin Direct, Inc., a consumer mail order vitamin company.

        Patrick S. Millsap has served as vice-president of marketing since May 1999. From January 1990 until May 1999, he was employed by Natural Alternatives International, Inc. as a senior account manager. From 1988 to 1990, Patrick Millsap was director of marketing for Sonergy, Inc., a vitamin distributor. Patrick Millsap graduated in 1990 from San Diego State University with a B.A. degree in history. He received a certificate of international business from the University of San Diego in 1996.

        Derek C. Boosey has served as our vice-president-international since September 1999. From 1994 to September 1999, he was new business manager for National Alternatives International, Inc., and from 1990 to 1994 was director of marketing for Athletics Canada. From 1984 to 1990, Mr. Boosey was a technical advisor to the Korean Ministry of Sports and a sports and marketing consultant for MKC International. He earned degrees in physical education from Keele University (England) and Opu University (England) and is the Senior Olympics world record holder in the triple jump in the age 55 to 60 class.

        Barry S. King joined our Board in 2003. He was the Director of Marketing for the United States Olympic Committee from 1987 to 2002. Since 2002, Mr. King has been the Vice President and General Manager of Triactive America. Mr. King graduated with a B.A. degree from the University of Colorado in 1969.

        Directors hold office for one year and until their successors are elected and duly qualified. William P. Spencer and Debra L. Spencer are married to each other. Dr. Antoniou resigned as a director in March, 2004. Our full Board of Directors acts as our Audit Committee, but only Mr. King is independent.

EXECUTIVE COMPENSATION

        We do not have employment agreements with any of our officers. We currently pay Mr. Spencer an annual salary of $90,000 and provide him with health insurance benefits. For the years ended March 31, 2003 and 2004, we paid Mr. Spencer total compensation of $61,691 and $91,800, respectively, of which $90,000 was salary and $1,800 was bonus compensation.

RELATED PARTY TRANSACTIONS

        In October 2001 we entered into a line of credit agreement with Messrs. McAdam and Scibelli, two of our principal stockholders, under which they agreed to advance us up to $1,000,000 for working capital secured by our accounts receivables, inventory, property and equipment, and bearing interest at 12% per annum. As additional consideration for the line of credit, we issued to them a total of 250,000 Class E warrants exercisable at $.70 each until October 2006. At March 31, 2004 we owed $230,280 under the line of credit.

        In July 2002 we entered into an exclusive supply and distribution agreement ("Agreement") with ChiRx, Inc., a company in which Mr. McAdam is an officer and director and in which a family trust controlled by him is a principal shareholder and pursuant to which we granted ChiRx the exclusive right to market our Celadrin(TM) products through chiropractors worldwide for at least five years at prices set forth in a schedule to the Agreement. GJM Trading Partners, Ltd, an entity controlled by

Mr. McAdam, had previously secured certain infomercial, e-commerce, mass market and newsletter marketing rights from us.

        We believe that the above transactions were fair, reasonable and upon terms at least as favorable to us as those we might have obtained from unaffiliated third parties. In order to avoid potential conflicts of interest, all related party transactions must be approved by a majority of the disinterested members of our Board of Directors.

PROPOSAL TO INCREASE THE NUMBER OF SHARES
ISSUABLE UNDER OUR STOCK OPTION PLAN

        In August 2000 we adopted a Stock Option Plan (the "Plan") which provides for the grant of stock options intended to qualify as "incentive stock options" and "nonqualified stock options" (collectively "stock options") within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (the "Code"). Stock options may be issued to any of our officers, directors, key employees or consultants. The purpose of the Plan is to attract and retain the best available personnel, provide additional incentives to our employees for superior performance and to promote the success of our business.

        We initially reserved 800,000 shares of common stock for issuance under the Plan, of which 650,000 options have been granted to executive officers, employees and consultants at prices ranging from $.86 to $2.00 per share. The Plan is administered by the full Board of Directors, who determine which individuals shall received stock options, the time period during which the stock options may be exercised, the number of shares of common stock that may be purchased under each stock option and the stock option price. We believe it is in our best interests to increase the number of shares authorized for issuance under the Plan from 800,000 shares to 1,500,000 shares, in order to satisfy anticipated stock options necessary to attract and retain personnel.

        The per share exercise price of incentive stock options may not be less than the fair market value of the common stock on the date the option is granted. The aggregate fair market value (determined as of the date the stock option is granted) of the common stock that any person may purchase under an incentive stock option in any calendar year pursuant to the exercise of incentive stock options will not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option, more than 10% of the total combined voting power of all classes of our stock is eligible to receive incentive stock options under the Plan unless the stock option price is at least 110% of the fair market value of the common stock subject to the stock option on the date of grant.

        No incentive stock options may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the stock option may only be exercisable by the optionee. Except as otherwise determined by the Board of Directors, stock options may be exercised only if the stock option holder remains continuously associated with us from the date of grant to the date of exercise. The exercise date of a stock option granted under the Plan may not be later than ten years from the date of grant. Any stock options that expire unexercised or that terminate upon an optionee's ceasing to be employed by us will become available once again for issuance. Shares issued upon exercise of a stock option will rank equally with other shares then outstanding. No stock options will be granted by us at an exercise price less than 85% of the fair market value of the stock underlying the option on the date the option is granted.

        The Board of Directors recommends that the shareholders vote for this proposal.

CODE OF ETHICS

        Our Board of Directors has adopted a Code of Ethics applicable to all of our employees, officers and directors. The Code of Ethics covers compliance with law; fair and honest dealings with the

Company, its competitors and others; full, fair and accurate disclosure to the public; and procedures for compliance with the Code of Ethics. This Code of Ethics has been filed as an exhibit to our Annual Report on Form 10-KSB for the year ended March 31, 2004.

INDEPENDENT PUBLIC ACCOUNTANTS

        The following table presents fees for professional services rendered by our independent accountants for the audit of our consolidated financial statements for the calendar years ended March 31, 2003 and 2004, and fees billed for other services rendered by the independent accountants during those years.

	2003	2004
Audit fees for the years ended March 31 and fees for the review of financial statements included in quarterly reports on Form 10-Q:	$24,919	$23,830
Audit-related fees:	$-0-	$-0-
Tax fees(1):	$1,125	$1,220
Other service fees(2):	$-0-	$-0-

Total:	$26,044	$25,050

(1)
Includes tax compliance, advice and planning.

(2)
Includes consulting and advisory services.

        Our full Board of Directors, acting as our Audit Committee reviews and approves all proposed audit and non-audit services prior to the engagement of independent accountants to perform such services. Therefore, the Audit Committee does not presently have any pre-approval policy or procedures. Review and approval of such services generally occur at the Audit Committee's regularly scheduled quarterly meetings. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Audit Committee has delegated to its chairman the authority to approve audit and non-audit services up to a pre-determined level as approved by the Audit Committee. Any audit or non-audit services approved pursuant to such delegation of authority must be reported to the full Audit Committee at its next regularly scheduled meeting. During fiscal 2003 and 2004, all audit and non-audit services performed by the Company's independent accountants were approved in advance by the Audit Committee.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF SHAREHOLDERS

        Any shareholders of record who desire to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices prior to our fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

SHAREHOLDER COMMUNICATIONS

        The Board of Directors of the Company believes that, in light of the accessibility of its directors to informal communications, a formal process for shareholders to communicate with directors is unnecessary. Any shareholder communication sent to the Board of Directors will be forwarded to all members of the Board without screening. Any shareholder communication to the Board of Directors should be addressed in care of William P. Spencer, our Chief Executive Officer and transmitted to the

Company at its offices in San Diego, California. In order to assure proper handling, the transmittal envelope should include a notation indicating "Board Communication" or "Director Communication." All such correspondence should identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or only specified individual directors. Mr. Spencer will circulate all such correspondence to the appropriate directors.

REPORT OF AUDIT COMMITTEE

        The Audit Committee, consisting of our entire Board of Directors, is not independent and oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed our audited financial statements in our Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and from us including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

        The Committee also discussed with our independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee held two meetings during the fiscal year ended March 31, 2004.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended and approved the selection of the Company's independent auditors.

OTHER BUSINESS

        We are not aware of any other matters which are to be presented to the Annual Meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

        The above notice and Proxy Statement are sent by order of the Board of Directors.

William P. Spencer Chief Executive Officer September 15, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
IMAGENETIX, INC.
TO BE HELD OCTOBER 27, 2004

        The undersigned hereby appoints William P. Spencer as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Imagenetix, Inc. held of record by the undersigned on September 8, 2004, at the Annual Meeting of Shareholders to be held October 27, 2004, or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS	FOR the election as a director of all nominees listed below (except as marked to the contrary below). ☐	WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

NOMINEES:        William P. Spencer        Debra L. Spencer        Barry S. King

INSTRUCTION: To withhold authority to vote for individual nominees, strike through their names, above.

2.
To increase the number of shares issuable under our stock option plan from 800,000 shares to 1,500,000 shares.

3.
In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

        It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the shareholder the proxy will be voted for the election of the directors named in Item 1 above and for the increase in the number of shares issuable under our stock option plan.

        The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	, 2004

Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature, if held jointly

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. ☐

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PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2004
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2004
VOTING SHARES AND PRINCIPAL SHAREHOLDERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
RELATED PARTY TRANSACTIONS
PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER OUR STOCK OPTION PLAN
CODE OF ETHICS
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS
SHAREHOLDER COMMUNICATIONS
REPORT OF AUDIT COMMITTEE
OTHER BUSINESS